Exhibit 99.1

Contact:

Lilly H. Donohue

212-798-6118

Fortress Reports First Quarter 2010 Financial Results

First Quarter 2010 Highlights

•	Pro-forma assets under management of $41.6 billion as of March 31, 2010 [1]

•	Raised $890 million of new third-party capital, of which $740 million is included in assets under management

•	Fund management distributable earnings of $92 million

•	Pre-tax distributable earnings (DE) of $96 million

•	GAAP net loss, excluding principals agreement compensation, of $27 million. GAAP net loss of $261 million. GAAP net loss attributable to Class A Shareholders of $84 million

Subsequent Events in the Second Quarter

•	Fortress funds agreed to purchase European mortgage assets and platforms from Residential Capital

•	Fortress closed the acquisition of Logan Circle Partners

New York, NY. May 6, 2010 – Fortress Investment Group LLC (NYSE: FIG) today reported its first quarter 2010 results.

First Quarter 2010

For the quarter ended March 31, 2010, our GAAP net loss was $261 million compared to a loss of $287 million for first quarter 2009. Our GAAP net loss attributable to Class A Shareholders was $84 million, or $0.58 loss per diluted share, as compared to a loss of $67 million, or $0.71 loss per diluted share, for the first quarter 2009. Excluding principals agreement compensation, first quarter GAAP net loss was $27 million, as compared to a net loss of $52 million for first quarter 2009.

For the first quarter, fund management distributable earnings was $92 million compared to $44 million in the first quarter of 2009.

Pre-tax DE for the first quarter was $96 million versus $9 million for the first quarter of 2009.

[1]

Amount gives pro-forma effect to the acquisition of Logan Circle Partners in April 2010. As of the acquisition date on April 16, 2010, Logan Circle Partners had approximately $11.4 billion of assets under management.

The table below details Fortress’s GAAP Net Income (Loss) and Distributable Earnings for the first quarter 2010 and 2009:

	First Quarter		$ Change
(in millions, except per share amount)	2010	2009
GAAP
Net income (loss)	$(261)	$(287)	$26

Net income (loss) attributable to Class A Shareholders	$(84)	$(67)	$(17)
Per diluted share	$(0.58)	$(0.71)	$0.13

Net income (loss) excluding principals agreement compensation	$(27)	$(52)	$25

Distributable Earnings
Fund management DE	$92	$44	$48

Pre-tax DE	$96	$9	$87
Per dividend paying share/unit	$0.19	$0.02	$0.17

Weighted Average Dividend Paying Shares and Units Outstanding	516	461

For reconciliations of non-GAAP measures, please see Exhibit 2, “Reconciliation of Fund Management DE to Pre-tax DE and GAAP Net Income (Loss) and Reconciliation of Segment Revenues to GAAP Revenues,” Exhibit 3, “Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement Compensation to GAAP Net Income (Loss)” and Exhibit 4, “Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)” at the end of this release. Distributable earnings is a supplemental measure of our operating performance that we believe provides a meaningful basis for comparison between present and future periods.

The Company’s quarterly segment revenues and distributable earnings will fluctuate materially depending upon the performance of our funds and the realization events within our private equity businesses, as well as other factors. Accordingly, the revenues and profits in any particular quarter should not be expected to be indicative of future results.

The following discussion of our results is based on segment reporting as presented in our Quarterly Report on Form 10-Q. Our GAAP statement of operations and balance sheet are presented following this discussion. The following table is a summary presentation of our segment performance with supplemental data provided for informational purposes.

Supplemental Data for First Quarter 2010 and 2009:

	Three Months Ended March 31, 2010
		Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2010	$31,476	$11,344	$3,232	$4,297	$9,256	$3,347	$—
Capital raised	740	—	2	634	81	23	—
Capital acquisitions	—	—	—	—	—	—	—
Increase in invested capital	202	2	—	1	1	198	—
Redemptions	(271)	—	—	(217)	(54)	—	—
SPV/RCA distributions	(861)	—	—	(510)	(351)	—	—
Return of capital distributions	(1,364)	(5)	—	—	(1)	(1,358)	—
Equity buyback	(62)	—	(62)	—	—	—	—
Crystallized Incentive Income	(3)	—	—	(3)	—	—	—
Income (loss) and foreign exchange	340	214	(117)	71	185	(13)	—

AUM - Ending Balance	$30,197	$11,555	$3,055	$4,273	$9,117	$2,197	$—

Third-Party Capital Raised	$890	$—	$—	$634	$81	$175	$—

Segment Revenues
Management fees	$108	$33	$12	$19	$34	$10	$—
Incentive income	99	—	—	6	8	85	—

Total	207	33	12	25	42	95	—

Segment Expenses
Operating expenses	(64)	(9)	(8)	(14)	(27)	(6)	—
Profit sharing compensation expenses	(50)	—	—	(3)	(4)	(43)	—
Unallocated Expenses	(1)

Total	(115)	(9)	(8)	(17)	(31)	(49)	—

Fund Management DE	92	24	4	8	11	46	—

Investment Income	8						8
Interest Expense	(4)						(4)

Pre-tax DE	$96	$24	$4	$8	$11	$46	$4

	Three Months Ended March 31, 2009
		Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2009	$29,229	$10,307	$3,182	$7,169	$6,269	$2,302	$—
Capital raised	9	—	—	9	—	—	—
Increase in invested capital	436	60	—	—	—	376	—
Redemptions	(2,494)	—	—	(2,494)	—	—	—
SPV/RCA distributions	(152)	—	—	—	(152)	—	—
Return of capital distributions	(577)	(5)	—	—	(7)	(565)	—
Equity buyback	—	—	—	—	—	—	—
Reset Date	—	—	—	—	—	—	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Income (loss) and foreign exchange	(149)	(201)	(104)	125	105	(74)	—

AUM - Ending Balance	$26,302	$10,161	$3,078	$4,809	$6,215	$2,039	$—

Third-Party Capital Raised	$9	$—	$—	$9	$—	$—	$—

Segment Revenues
Management fee	$106	$37	$12	$23	$28	$6	$—
Incentive income	1	—	—	—	1	—	—

Total	107	37	12	23	29	6	—

Segment Expenses
Operating expenses	(59)	(8)	(8)	(14)	(25)	(4)	—
Profit sharing compensation expenses	(4)	—	—	(3)	(1)	—	—
Unallocated Expenses	—

Total	(63)	(8)	(8)	(17)	(26)	(4)	—

Fund Management DE	44	29	4	6	3	2	—

Investment Income	(27)						(27)
Interest Expense	(8)						(8)

Pre-tax DE	$9	$29	$4	$6	$3	$2	$(35)

Overview

On a pro-forma basis, we managed $41.6 billion of assets in private equity funds, liquid hedge funds, credit funds and traditional asset management funds at March 31, 2010.2 Fortress’s revenues consist of (i) management fees, which are based on the size of our funds, (ii) incentive income, which is based on the performance of our funds, and (iii) investment income (loss), which is based on our principal investments.

In the first quarter of 2010, we generated fund management distributable earnings of $92 million. Including principal investments, Fortress generated pre-tax DE of $96 million.

For the quarter ended March 31, 2010, the private equity segments accounted for approximately 22% of total segment revenues, the liquid hedge funds segment accounted for approximately 12% of total segment revenues and the credit funds segments accounted for approximately 66% of total segment revenues.

For the quarter ended March 31, 2010, the private equity, liquid hedge funds and credit funds businesses accounted for approximately 30%, 8% and 62%, respectively, of total fund management distributable earnings.

Private Equity – Funds

For the quarter ended March 31, 2010, the Company’s private equity funds had pre-tax DE of $24 million compared to pre-tax DE of $29 million for the quarter ended March 31, 2009.

Assets under management for private equity funds was $11.6 billion at March 31, 2010 compared to $10.2 billion at March 31, 2009.

Private Equity – Castles

For the quarter ended March 31, 2010, the Company’s Castles generated pre-tax DE of $4 million compared to $4 million for the quarter ended March 31, 2009.

Assets under management for the Castles was $3.1 billion at March 31, 2010 compared to $3.1 billion at March 31, 2009.

Liquid Hedge Funds

For the quarter ended March 31, 2010, the Company’s liquid hedge fund business generated pre-tax DE of $8 million compared to $6 million for the quarter ended March 31, 2009.

Assets under management for the liquid hedge funds was $4.3 billion at March 31, 2010 compared to $4.8 billion at March 31, 2009.

[2]

Amount gives pro-forma effect to the acquisition of Logan Circle Partners in April 2010. As of the acquisition date on April 16, 2010, Logan Circle Partners had approximately $11.4 billion of assets under management.

The following table shows our Assets Under Management by fund:

(dollars in billions)	March 31, 2010	December 31, 2009	March 31, 2009
Macro Funds [3]	$3.3	$3.4	$3.8
Fortress Commodities Funds [4]	$1.0	$0.9	$1.0

The following table shows our gross and net returns by fund:5

	Three Months Ended March 31, 2010	Estimated Four Months Ended April 30, 2010
Gross Returns

Fortress Macro Offshore Fund L.P.	4.3%	3.7%
Drawbridge Global Macro Fund Ltd	4.2%	3.5%
Fortress Commodities Fund L.P.	-3.0%	-3.5%

Net Returns

Fortress Macro Offshore Fund L.P.	3.0%	2.4%
Drawbridge Global Macro Fund Ltd	3.7%	2.8%
Fortress Commodities Fund L.P.	-3.5%	-4.2%

Credit – Hedge Funds

For the quarter ended March 31, 2010, the Company’s credit hedge fund business generated pre-tax DE of $11 million compared to $3 million for the quarter ended March 31, 2009.

Assets under management for the credit hedge funds was $9.1 billion at March 31, 2010 compared to $6.2 billion at March 31, 2009.

The following table shows our Assets Under Management by fund:

(dollars in billions)	March 31, 2010	December 31, 2009	March 31, 2009
Drawbridge Special Opportunities Funds [6]	$5.2	$5.2	$4.9
Fortress Partners Funds [7]	$1.6	$1.6	$1.3
Fortress Value Recovery Funds [8]	$2.3	$2.5	N.A.

[3]

Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd, Fortress Macro managed accounts, Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.

[4]	Combined AUM for Fortress Commodities Fund L.P. and Fortress Commodities managed accounts.
[5]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

[6]	Combined AUM for Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund managed accounts and Worden Fund LP.
[7]	Combined AUM for Fortress Partners Offshore Fund LP and Fortress Partners Fund LP.
[8]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

The following table shows our gross and net returns by fund:9

Three Months Ended March 31, 2010
Gross Returns

Drawbridge Special Opportunities LP [10]	7.4%
Drawbridge Special Opportunities Ltd [10]	7.6%
Fortress Partners Fund LP	3.3%
Fortress Partners Offshore Fund LP	2.9%

Net Returns

Drawbridge Special Opportunities LP [10]	6.9%
Drawbridge Special Opportunities Ltd [10]	7.0%
Fortress Partners Fund LP	3.0%
Fortress Partners Offshore Fund LP	2.6%

Credit – Private Equity Funds

For the quarter ended March 31, 2010, the Company’s credit private equity fund business generated pre-tax DE of $46 million as compared to $2 million for the quarter ended March 31, 2009.

Assets under management for the credit private equity funds was $2.2 billion at March 31, 2010 compared to $2.0 billion at March 31, 2009. As of March 31, 2010, the credit private equity funds had approximately $2.9 billion of uncalled or recallable committed capital that will become assets under management when invested.

Principal Investments

At March 31, 2010, we had $0.7 billion of assets (excluding cash and cash equivalents) in our principal investments segment, compared to $0.8 billion (excluding cash and cash equivalents) at March 31, 2009. During the first quarter of 2010, we increased commitments to our principal investments by $1 million and funded $32 million of our commitments. We had $115 million of unfunded commitments to our principal investments as of March 31, 2010.

Our principal investments segment generated a net gain of $4 million for the three months ended March 31, 2010, due primarily to gains of $8 million from our balance sheet investments offset by $4 million of interest expense.

Segment Expenses

Segment expenses were $115 million in the first quarter of 2010, up from $63 million for the first quarter of 2009. Segment expenses for the first quarter of 2010 included $50 million of profit sharing compensation, which is a function of revenues received from our various funds.

[9]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[10]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 and December 31, 2009 redemptions.

The Company had $299 million of share-based compensation expense (primarily relating to expense recorded in connection with the principals agreement, the issuance of restricted stock units to Fortress employees, and the issuance of restricted partnership units) for the quarter ended March 31, 2010, which contributed to our reporting a GAAP net loss. Share-based compensation expense is not included in segment expenses or in the calculation of distributable earnings.

Corporate Credit Agreement

During the first quarter, we paid down the credit facility by $28 million. As of March 31, 2010, we have $370 million of debt outstanding and have capacity available of approximately $60 million under our revolving credit facility.

Non-GAAP Information

Fortress discloses certain non-GAAP financial information, which management believes provides a meaningful basis for comparison among present and future periods. The following are non-GAAP measures used in the accompanying financial information:

•	Pre-tax DE and pre-tax DE per dividend paying share

•	Fund management distributable earnings

•	Segment revenues

•	GAAP net income excluding principals agreement compensation

•	Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

We urge you to read the reconciliation of such data to the related GAAP measures appearing in the exhibits to this release.

Conference Call

Management will host a conference call today, Thursday, May 6, 2010 at 10:00 A.M. Eastern Time. A copy of the earnings release is posted to the Investor Relations section of Fortress’s website, www.fortress.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-877-252-8576 (from within the U.S.) or 1-706-679-1521 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Fortress First Quarter Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fortress.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available until 11:59 P.M. Eastern Time on Thursday, May 13, 2010 by dialing 1-800-642-1687 (from within the U.S.) or 1-706-645-9291 (from outside of the U.S.); please reference access code “71653027.”

About Fortress

Fortress is a leading global investment manager with approximately $41.6 billion in pro-forma assets under management as of March 31, 2010. Fortress offers alternative and traditional investment products and was founded in 1998. For more information regarding Fortress Investment Group LLC or to be added to our e-mail distribution list, please visit www.fortress.com.

Cautionary Note Regarding Forward-Looking Statements — Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our sources of management fees, incentive income and investment income (loss), estimated fund performance, the amount and source of expected capital commitments and amount of redemptions. These statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund or redemption amounts may differ, possibly materially, from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q, which is, or will be, available on the Company’s website (www.fortress.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Fortress Investment Group LLC

Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except share data)

	Three Months Ended March 31,
	2010	2009
Revenues
Management fees from affiliates	$106,536	$105,652
Incentive income from affiliates	17,556	—
Expense reimbursements from affiliates	23,067	13,047
Other revenues	13,029	3,597

	160,188	122,296

Expenses
Interest expense	3,796	8,186
Compensation and benefits	179,393	109,236
Principals agreement compensation	234,759	234,759
General, administrative and other	21,108	17,185
Depreciation and amortization	2,682	2,641

	441,738	372,007

Other Income (Loss)
Gains (losses) from investments	572	(2,473)
Tax receivable agreement liability adjustment	1,317	(55)
Earnings (losses) from equity method investees	19,881	(34,849)

	21,770	(37,377)

Income (Loss) Before Income Taxes	(259,780)	(287,088)
Income tax benefit (expense)	(1,552)	407

Net Income (Loss)	$(261,332)	$(286,681)

Principals’ and Others’ Interests in Income (Loss) of
Consolidated Subsidiaries	$(177,181)	$(219,522)

Net Income (Loss) Attributable to Class A Shareholders	$(84,151)	$(67,159)

Dividends declared per Class A share	$—	$—

Earnings Per Class A share - Fortress Investment Group
Net income (loss) per Class A share, basic	$(0.56)	$(0.71)

Net income (loss) per Class A share, diluted	$(0.58)	$(0.71)

Weighted average number of Class A shares outstanding, basic	157,821,895	95,202,243

Weighted average number of Class A shares outstanding, diluted	465,595,747	95,202,243

Fortress Investment Group LLC

Consolidated Balance Sheets

(dollars in thousands, except share data)

	March 31, 2010 (Unaudited)	December 31, 2009
Assets
Cash and cash equivalents	$223,421	$197,099
Due from affiliates	101,130	64,511
Investments	878,467	867,215
Deferred tax asset	443,359	440,639
Other assets	89,150	90,803

	$1,735,527	$1,660,267

Liabilities and Equity

Liabilities
Accrued compensation and benefits	$64,828	$131,134
Due to affiliates	362,568	345,976
Deferred incentive income	227,303	160,097
Debt obligations payable	369,876	397,825
Other liabilities	58,054	25,921

	1,082,629	1,060,953

Commitments and Contingencies

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 151,070,002 and 145,701,622 shares issued and outstanding at March 31, 2010 and December 31, 2009, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 307,773,852 shares issued and outstanding at March 31, 2010	—	—
Paid-in capital	1,130,850	1,029,536
Retained earnings (accumulated deficit)	(852,145)	(767,994)
Accumulated other comprehensive income (loss)	(635)	(325)

Total Fortress shareholders’ equity	278,070	261,217
Principals’ and others’ interests in equity of consolidated subsidiaries	374,828	338,097

Total equity	652,898	599,314

	$1,735,527	$1,660,267

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended March 31, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Fortress

Assets Under Management
Private Equity & Castles	$13,239	$13,795	$14,336	$14,576	$14,576	$14,610
Liquid Hedge Funds	4,809	4,571	4,483	4,297	4,297	4,273
Credit Hedge Funds	6,215	9,673	9,560	9,256	9,256	9,117
Credit Private Equity Funds	2,039	2,757	3,351	3,347	3,347	2,197

AUM - Ending Balance	$26,302	$30,796	$31,730	$31,476	$31,476	$30,197

Third-Party Capital Raised	$9	$233	$460	$677	$1,379	$890

Segment Revenues
Management fees	$106	$110	$108	$100	$424	$108
Incentive income	1	7	10	57	75	99

Total	107	117	118	157	499	207

Segment Expenses
Operating expenses	(59)	(56)	(58)	(70)	(243)	(64)
Profit sharing compensation expenses	(4)	(8)	(9)	(26)	(47)	(50)
Unallocated Expenses	—	—	—	(1)	(1)	(1)

Total	(63)	(64)	(67)	(97)	(291)	(115)

Fund Management DE	$44	$53	$51	$60	$208	$92

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended March 31, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Private Equity Funds & Castles

Assets Under Management
Private Equity Funds	$10,161	$10,602	$11,057	$11,344	$11,344	$11,555
Castles	3,078	3,193	3,279	3,232	3,232	3,055

AUM - Ending Balance	$13,239	$13,795	$14,336	$14,576	$14,576	$14,610

Third-Party Capital Raised	$—	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$49	$52	$45	$35	$181	$45
Incentive income	—	—	—	36	36	—

Total	49	52	45	71	217	45

Segment Expenses
Operating expenses	(16)	(17)	(15)	(19)	(67)	(17)
Profit sharing compensation expenses	—	—	—	(13)	(13)	—

Total	(16)	(17)	(15)	(32)	(80)	(17)

Fund Management DE	$33	$35	$30	$39	$137	$28

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended March 31, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Liquid Hedge Funds
Assets Under Management
Fortress Macro Funds [11]	$—	$1,174	$1,544	$1,986	$1,986	$2,482
Drawbridge Global Macro Funds [12]	3,781	2,484	2,074	1,429	1,429	771
Fortress Commodities Funds [13]	1,028	913	865	882	882	1,020

AUM - Ending Balance	$4,809	$4,571	$4,483	$4,297	$4,297	$4,273

Third-Party Capital Raised	$9	$99	$187	$409	$704	$634

Segment Revenues
Management fees	$23	$20	$18	$19	$80	$19
Incentive income	—	—	9	5	14	6

Total	23	20	27	24	94	25
Segment Expenses
Operating expenses	(14)	(11)	(14)	(18)	(57)	(14)
Profit sharing compensation expenses	(3)	(2)	(7)	(4)	(16)	(3)

Total	(17)	(13)	(21)	(22)	(73)	(17)

Fund Management DE	$6	$7	$6	$2	$21	$8

Returns
Gross Returns [14]
Fortress Macro Offshore Fund L.P.	N/A	4.3%	4.9%	3.9%	13.7%	4.3%
Drawbridge Global Macro Fund Ltd	5.7%	6.2%	7.9%	4.4%	26.5%	4.2%
Fortress Commodities Fund L.P.	0.0%	2.3%	5.2%	3.2%	11.0%	-3.0%
Net Returns [14]
Fortress Macro Offshore Fund L.P.	N/A	3.2%	3.6%	2.7%	9.8%	3.0%
Drawbridge Global Macro Fund Ltd	5.2%	5.8%	7.4%	3.9%	24.2%	3.7%
Fortress Commodities Fund L.P.	-0.5%	1.8%	3.9%	2.0%	7.3%	-3.5%

[11]	Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd and Fortress Macro managed accounts.
[12]

Combined AUM for Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.

[13]	Combined AUM for Fortress Commodities Fund L.P. and Fortress Commodities managed accounts.
[14]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended March 31, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Credit Hedge Funds

Assets Under Management
Drawbridge Special Opportunities Funds [15]	$4,915	$5,097	$5,296	$5,209	$5,209	$5,227
Fortress Partners Funds [16]	1,300	1,436	1,513	1,584	1,584	1,564
Value Recovery Funds [17]	—	3,140	2,751	2,463	2,463	2,326

AUM - Ending Balance	$6,215	$9,673	$9,560	$9,256	$9,256	$9,117

Third-Party Capital Raised	$—	$—	$—	$—	$—	$81

Segment Revenues
Management fees	$28	$30	$32	$33	$123	$34
Incentive income	1	—	—	1	2	8

Total	29	30	32	34	125	42

Segment Expenses
Operating expenses	(25)	(21)	(24)	(27)	(97)	(27)
Profit sharing compensation expenses	(1)	(2)	(2)	(1)	(6)	(4)

Total	(26)	(23)	(26)	(28)	(103)	(31)

Fund Management DE	$3	$7	$6	$6	$22	$11

Returns
Gross Returns [18]
Drawbridge Special Opportunities LP [19]	3.6%	7.8%	7.4%	6.3%	27.5%	7.4%
Drawbridge Special Opportunities LTD [19]	4.0%	6.5%	10.8%	7.9%	32.6%	7.6%

Fortress Partners Funds LP	-1.7%	8.8%	5.0%	5.1%	18.0%	3.3%
Fortress Partners Funds LTD	-1.1%	9.5%	4.7%	6.0%	20.2%	2.9%

Net Returns [18]
Drawbridge Special Opportunities LP [19]	3.1%	7.3%	6.8%	5.8%	25.0%	6.9%
Drawbridge Special Opportunities LTD [19]	3.5%	6.0%	10.3%	7.4%	30.0%	7.0%

Fortress Partners Funds LP	-2.0%	8.5%	4.7%	4.8%	16.7%	3.0%
Fortress Partners Funds LTD	-1.4%	9.2%	4.4%	5.7%	18.9%	2.6%

[15]	Combined AUM for Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund managed accounts and Worden Fund LP.
[16]	Combined AUM for Fortress Partners Offshore Fund LP and Fortress Partners Fund LP.
[17]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

[18]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[19]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 and December 31, 2009 redemptions.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended March 31, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Credit Private Equity Funds

Assets Under Management
Long Dated Value Funds	$537	$537	$569	$623	$623	$665
Real Assets Funds	207	207	178	164	164	167
Fortress Credit Opportunities Funds	1,295	1,876	2,224	2,074	2,074	859
Japan Opportunities Funds	—	137	380	486	486	506

AUM - Ending Balance	$2,039	$2,757	$3,351	$3,347	$3,347	$2,197

Third-Party Capital Raised	$—	$134	$273	$268	$675	$175

Segment Revenues
Management fees	$6	$8	$13	$13	$40	$10
Incentive income	—	7	1	15	23	85

Total	6	15	14	28	63	95

Segment Expenses
Operating expenses	(4)	(7)	(5)	(6)	(22)	(6)
Profit sharing compensation expenses	—	(4)	—	(8)	(12)	(43)

Total	(4)	(11)	(5)	(14)	(34)	(49)

Fund Management DE	$2	$4	$9	$14	$29	$46

Fortress Investment Group LLC

Exhibit 2

Reconciliation of Fund Management DE to Pre-tax Distributable Earnings and GAAP Net income (Loss) and

Reconciliation of Segment Revenues to GAAP Revenues

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended March 31, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Fund Management DE	$44	$53	$51	$60	$208	$92

Investment Income (Loss)	(27)	14	10	(55)	(58)	8
Interest Expense	(8)	(8)	(4)	(4)	(24)	(4)

Pre-tax DE	$9	$59	$57	$1	$126	$96

Private Equity incentive income	—	—	—	3	3	(67)
Hedge Fund incentive income	—	—	(2)	2	—	(6)
Reserve for clawback	—	—	—	(27)	(27)	—
Distributions of earnings from equity method investees	—	—	—	(1)	(1)	(6)
Earnings (losses) from equity method investees	(39)	37	29	(7)	20	13
Gains (losses) on options	—	—	1	—	1	1
Gains (losses) on other Investments	(2)	20	19	(13)	24	—
Incentive income guarantee recorded as a loss	—	—	—	3	3	—
Impairment of investments	32	—	2	67	101	4
Employee equity-based compensation	(53)	(53)	(61)	(61)	(228)	(64)
Principal compensation	(235)	(237)	(240)	(240)	(952)	(235)
Employee portion of incentive income	—	—	—	10	10	—
Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	220	128	133	179	660	180
Tax receivable agreement liability reduction	—	—	—	—	—	1
Taxes	1	1	3	—	5	(1)

GAAP Net Income (Loss) Attributable to Class A Shareholders	$(67)	$(45)	$(59)	$(84)	$(255)	$(84)

Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	(220)	(126)	(131)	(177)	(654)	(177)

GAAP Net Income (Loss)	$(287)	$(171)	$(190)	$(261)	$(909)	$(261)

Segment Revenues	$107	$117	$118	$157	$499	$207

Adjust management fees	(1)	(1)	(1)	13	10	(1)
Adjust incentive income	(1)	—	(2)	(22)	(25)	(82)
Other revenues	17	23	29	31	100	36

GAAP Revenues	$122	$139	$144	$179	$584	$160

“Distributable earnings” is our supplemental measure of operating performance. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (“GAAP”) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income and it is not necessarily indicative of liquidity or cash available to fund our operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to our financial statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

Our management uses distributable earnings:

•	in its determination of periodic distributions to equity holders;

•	in making operating decisions and assessing the performance of each of our core businesses;

•	for planning purposes, including the preparation of our annual operating budgets; and

•	as a valuation measure in strategic analyses in connection with the performance of our funds and the performance of our employees.

Growing distributable earnings is a key component to our business strategy and distributable earnings is the supplemental measure used by our management to evaluate the economic profitability of each of our businesses and our total operations. Therefore, we believe that it provides useful information to our investors in evaluating our operating performance. Our definition of distributable earnings is not based on any definition contained in our amended and restated operating agreement.

Fortress Investment Group LLC

Exhibit 3

Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement

Compensation to GAAP Net Income (Loss)

(dollars in thousands)

	Three Months Ended March 31, 2010	Three Months Ended March 31, 2009
GAAP net loss	$(261,332)	$(286,681)
Principals agreement compensation	234,759	234,759

GAAP net income (loss) excluding principals agreement compensation	$(26,573)	$(51,922)

Fortress Investment Group LLC

Exhibit 4

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

	Three Months Ended March 31,
	2010	2009
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	157,821,895	95,202,243

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(11,606,613)	(631,260)
Weighted average fully vested restricted Class A shares	(141,472)	(70,632)

Weighted Average Class A Shares Outstanding	146,073,810	94,500,351

Weighted average restricted Class A shares [20]	231,292	135,496
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	11,606,613	631,260
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	19,651,275	22,955,132
Weighted average Fortress Operating Group units	307,773,852	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	31,000,000

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	516,336,842	461,293,789

[20]	Includes both fully vested and nonvested weighted average restricted Class A shares.